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                                                                    EXHIBIT 10.3

                           U.S. AUDIOTEX CORPORATION
                           1999 STOCK INCENTIVE PLAN

SECTION 1.     Purpose.

          The purpose of the U.S. Audiotex Corporation 1999 Stock Incentive Plan (the "Plan") is to enable U.S. Audiotex Corporation (the "Company") to attract, retain and reward key employees and directors of outstanding competence and to strengthen the existing mutuality of interests between such individuals and the Company's stockholders by offering to such key employees and directors an equity interest in the Company through the grant of options ("Options" or "Stock Options") to purchase shares of the Company's common stock, par value $.01 per share ("Common Stock") at a specified price per share ("Exercise Price").

SECTION 2.     Types of Options.

          2.1 The Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options. An "Incentive Stock Option" is a Stock Option that is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986 (the "Code"). A "Non-Qualified Stock Option" is a Stock Option that that does not qualify as an "incentive stock option" under
Section 422 of the Code.

          2.2 Incentive Stock Options and Non-Qualified Stock Options may be granted to key employees of the Company. Outside Directors (as defined below) may only be granted Non-Qualified Stock Options under this Plan. For purposes of this Plan, the term "Outside Director" shall mean a director of the Company who is not an officer or employee of the Company, Imperial Bank or U.S. Audiotex, Inc., or any affiliated companies thereof; provided, however, that George L.
                                           --------  -------
Graziadio, Jr. shall be deemed to be an Outside Director.

SECTION 3.     Administration.

          3.1 The Plan shall be administered by the Company's Board of Directors ("Board" or the "Board of Directors") and a committee composed of two or more Outside Directors of the Board as the Board shall designate (the "Committee"); provided, however, the Plan shall be administered by the Board of Directors with respect to all Stock Options granted to Outside Directors. The members of the Committee shall serve at the pleasure of the Board.

          3.2 For purposes of this Plan, the term "Granting Authority" shall mean: (i) the Board of Directors, with respect to Stock Options granted to Outside Directors and (ii) the Committee, with respect to Stock Options granted to key employees. The Granting Authority shall have the following authority with respect to Options granted under this Plan: to grant Stock Options to persons eligible to receive them under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to
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interpret the terms and provisions of the Plan and any Options granted by it under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Granting Authority shall have full authority and discretion to make the following determinations with respect to the Options granted under this Plan:

               (a) to determine whether and to what extent Incentive Stock Options and/or Non-Qualified Stock Options will be granted to an eligible key employee hereunder;

               (b) to select the key employees and Outside Directors to whom Options will be granted;

               (c) to determine the number of shares of Common Stock to be covered by each Option granted hereunder (subject to the limitations contained in the Plan);

               (d) to determine the Exercise Price, vesting schedule and all other terms and conditions of any Stock Option granted hereunder;

               (e) to determine the "Fair Market Value" of a share of Common Stock on a given date. For purposes of this Plan and all Options granted hereunder, the term "Fair Market Value" shall mean: (i) the average of the highest and lowest reported sales prices on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Common Stock are listed or admitted to trading; or (ii) if the Common Stock is not listed or admitted to trading on any such exchange, the average of the bid and offered prices quoted with respect to a share of Common Stock on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Granting Authority, then in use; or (iii) if neither Section 3.2(e)(i) or (ii) is applicable, the Fair Market Value of a share of Common Stock shall be determined by the Granting Authority in such manner as it shall deem appropriate;

               (f) to provide that the shares of Common Stock received upon the exercise of a Stock Option shall be subject to a Right of First Refusal (described in Section 8 hereof) pursuant to which the option holder shall be required to offer to the Company any shares that the option holder wishes to sell, subject to such terms and conditions as the Granting Authority may specify; and

               (g) to amend the terms of any Option, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the option holder without his or her written consent.

          3.3 The Committee shall grant and administer all Options under the Plan in a manner designed to preserve the deductibility of the compensation resulting from such Options in accordance with Section 162(m) of the Code. The Committee shall have discretion to modify the terms of an Option granted hereunder only to the extent that the exercise of such discretion

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would not cause the Option to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

          3.4 All determinations made by the Granting Authority pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and all participants in the Plan.

SECTION 4.     Stock Subject to Plan.

          4.1 The total number of shares of Common Stock which may be issued under the Plan shall be 2,300,000, of which 2,000,000 shall be available for the grant of Stock Options to key employees and 300,000 shall be available for the grant of Stock Options to Outside Directors (all subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares.

          4.2 To the extent an Option granted under this Plan terminates without the issuance of shares, the shares subject to such Option shall again be available for grant pursuant to an Option under the Plan. Shares of Common Stock equal in number to the shares withheld in payment of the Exercise Price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liabilities, shall not count against the above limit, and shall again be available for grant pursuant to an Option under this Plan.

          4.3 No key employee shall be granted Stock Options with respect to more than 650,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 4.4).

          4.4 In the event of any merger, reorganization, consolidation, sale of substantially all the Company's assets, recapitalization, stock dividend, stock split, spin-off split-up, split-off distribution of assets or other change in the Company's corporate structure affecting the shares of the Company's Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares of Common Stock reserved for issuance under the Plan, the number of shares as to which Options may be granted to any individual in any calendar year and the number and type of shares subject to outstanding Options; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Option.

SECTION 5.     Eligibility.

          5.1 Key employees of the Company, including those key employees who are officers and/or directors of the Company, are eligible to be granted Options under the Plan. The Committee, in its sole discretion, may select the key employees who are granted Options under this Plan.

          5.2 All Outside Directors of the Company shall be eligible to be granted Options under the Plan. The terms and conditions of the Options granted to Outside Directors shall be determined by the Board of Directors.

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SECTION 6.     Stock Options.

          6.1 The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto (which may be granted only to key employees); and
(ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

          6.2 The maximum number of shares of Common Stock that may be issued under Options intended to be Incentive Stock Options shall be 1,000,000 shares.

          6.3 All Stock Options granted under this Plan and the terms and conditions of such Stock Option Options shall be evidenced by a written stock option agreement ("Stock Option Agreement") between the option recipient and the Company.

          6.4 Each Stock Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Granting Authority shall determine.

               (a) Exercise Price. The Exercise Price of each Stock Option
                   --------------
     granted hereunder will be determined by the Granting Authority at the time of grant and such Exercise Price will be specified in the Stock Option Agreement. Except as provided in Section 6.5 or Section 11, the Exercise Price of a Stock Option may be less than the Fair Market Value of a share of Common Stock subject to the Stock Option on the date of grant.

               (b) Exercisability of Stock Option. Unless otherwise provided by
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     the Granting Authority in the Stock Option Agreement, a Stock Option
     granted to a key employee or Outside Director shall become exercisable as follows:

                   (i) on and after the first anniversary of the date of grant, but prior to the second anniversary, the Stock Option may be exercised as to a maximum of 20% of the shares of Common Stock subject to the Stock Option when granted;

                   (ii) on and after the second anniversary, but prior to the third anniversary, of the date of grant, the Stock Option may be exercised with respect to a maximum of 40% of the shares of Common Stock subject to the Stock Option when granted, less any portion of optioned Common Stock purchased prior to the second anniversary;

                   (iii) on and after the third anniversary, but prior to the fourth anniversary, of the date of grant, the Stock Option may be exercised with respect to a maximum of 60% of the shares of Common Stock subject to the Stock Option when granted, less any portion of the optioned Common Stock purchased prior to the third anniversary;

                   (iv) on and after the fourth anniversary, but prior to the fifth anniversary, of the date the date of grant, the Stock Option may be exercised with respect

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     to a maximum of 80% of the shares of Common Stock subject to the Stock
     Option when granted, less any portion of the optioned Common Stock purchased prior to the fourth anniversary;

                   (v) on and after the fifth anniversary of the date of grant, the Stock Option may be exercised with respect to 100% of the shares of Common Stock subject to the Stock Option when granted, less any portion of the optioned Common Stock purchased prior to the fifth anniversary;

     provided, however, a Stock Option shall immediately become 100% exercisable upon the option recipient's death or Disability (as defined below).

               (c) Option Term. Subject to the provisions of Section 6.5
                   -----------
     applicable to Options that are intended to be Incentive Stock Options, the period during which a Stock Option granted hereunder may be exercised shall commence on the date specified by the Granting Authority in the Stock Option Agreement and shall expire on the date specified in the Stock Option Agreement; provided, however, that the term of the Option shall expire on the earliest to occur of:

                   (i) the close of business on the last day of the three-month period commencing on the date of the option holder's termination of employment or service, other than on account of death, Disability, or a Termination for Cause (as defined below);

                   (ii) the close of business on the last day of the one-year period commencing on the date of the option holder's termination of employment or service due to death or Disability;

                   (iii) the date and time when the option holder's employment or service ceases due to a Termination for Cause; and

                   (iv) the day immediately preceding the tenth anniversary of the date the Stock Option was granted.

               (d) Defined Terms. Unless otherwise provided by the Granting
                   -------------
     Authority in the Stock Option Agreement, the following terms shall have the following meanings for purposes of the Plan:

                   (i) "Disability" shall mean a condition of total incapacity, mental or physical, for further performance of duty with the Company, which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                   (ii) "Termination for Cause" shall mean with respect to an employee, that the employee's employment with the Company has been terminated as a result of the determination by the Board of Directors that such employee has committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or has deliberately disregarded the rules of the Company which resulted in loss, damage,

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     or injury to the Company, or because the employee has made an unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to breach any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company. Notwithstanding the foregoing, if an employee is a party to an employment agreement or a consulting agreement governing the terms of his employment or consultancy and such agreement contains a definition of "termination for cause" or a definition of an equivalent term, then for purposes hereof, the term "termination for cause" shall have the meaning ascribed to it in such agreement.

                   (iii) "Termination for Cause" shall mean with respect to an Outside Director, that the service of such Director on the Company's Board of Directors has been terminated due to a "removal for cause" determined in accordance with the Company's By-Laws.

          (e)  Effect of Termination for Cause. No Stock Option granted
               -------------------------------
     hereunder, whether or not previously exercisable, shall be exercised after the date and time on which the option holder's employment or service with the Company is terminated in a Termination for Cause.

          (f)  Method of Exercise. Stock Options may be exercised in whole or in
               ------------------
     part at any time during the Option Term by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the Exercise Price. Unless otherwise provided by the Granting Authority in the Stock Option Agreement, payment of the Exercise Price may be made in the following manner: (i) in United States dollars by certified check, money order or bank draft made payable to the order of U.S. Audiotex Corporation; (ii) delivery of shares of Common Stock that have been owned by the optionee for at least six months; (iii) a cashless exercise (which may be either (A) a broker-assisted cash exercise effected in accordance with rules adopted by the Granting Authority or (B) a direction to the Company to withhold shares of Common Stock, otherwise deliverable to the option holder with respect to the Option, having a Fair Market Value on the date of exercise equal to the Option's Exercise Price); or (iv) in any combination of the foregoing.

          (g)  No Stockholder Rights. An optionee shall not have rights to
               ---------------------
     dividends or any of the other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid the Exercise Price for such shares.

          (h)  Non-transferability. Unless otherwise provided by the Granting
               -------------------
     Authority in a Stock Option Agreement, (i) Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and (ii) during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

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          6.5  A Stock Option granted to a key employee hereunder that is designated by the Granting Authority to be an Incentive Stock Option shall be subject to the following limitations:

               (a) A Stock Option granted to a key employee under this Plan will not be considered an Incentive Stock Option to the extent that such Stock Option, together with any earlier Stock Option granted to such employee under this or any other plan of the Company that is intended to be Incentive Stock Option, permits the exercise for the first time in any calendar year of shares of Common Stock having a Fair Market Value in excess of $100,000 (determined at the time of grant);

               (b) The Exercise Price of an Incentive Stock Option granted to a key employee who, at the time the Stock Option is granted, owns shares of Common Stock comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a share, and if a Stock Option designated as an Incentive Stock Option is granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

               (c) The term of an Incentive Stock Option granted to a key employee who, at the time the Option is granted, owns shares comprising more than 10% of the total combined voting power of all classes of Common Stock of the Company, shall expire no later than the fifth anniversary of the date on which the Stock Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an option term that does not satisfy this requirement, the term of the Option shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

               (d) An Incentive Stock Option that is exercised during its designated term but more than:

                   (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of Section 22(e)(3) of the Code) of the key employee to whom it was granted; and

                   (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of Section 22(e)(3) of the Code);

                   (iii) may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

               (e) Unless prior written notice is given to the Committee, no individual shall dispose of shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the shares of Common Stock were acquired.

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SECTION 7.     Tax Withholding.

          7.1 Each key employee who has been granted a Non-Qualified Stock Option under this Plan shall be required to make arrangements satisfactory to the Granting Authority regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld upon the exercise of such Option. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

          7.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any Options hereunder, satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable to such person with respect to the Option or
(ii) delivering to the Company shares of previously acquired Common Stock that has been owned by the option holder for at least six months.

          7.3 Each Outside Director shall be solely responsible for the payment of all tax obligations resulting from the exercise of any Non-Qualified Stock Option granted to such Outside Director under this Plan.

SECTION 8.     Right Of First Refusal.

          8.1 In the event that an option recipient who has received shares of Common Stock through the exercise of a Stock Option granted under this Plan (hereinafter, a "Selling Stockholder") proposes to sell, pledge or otherwise transfer to a third party any of such shares, the Company shall have the Right of First Refusal (as set forth in this Section 8) with respect to all (and not less than all) of such shares. The Selling Stockholder shall give a written notice to the Company describing the proposed transfer which shall include the number of shares proposed to be transferred, the proposed transfer price, the name and address of the proposed transferee ("the Transferee") and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws (hereinafter such notice shall be referred to as the "Transfer Notice"). The Transfer Notice shall be signed by both the Selling Stockholder and the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the shares. The Company shall have the right to purchase all, and not less than all, of the shares of the Company's Common Stock on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted under Section 8.2 below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Section 8.1 shall be freely assignable, in whole or in part.

          8.2 If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Selling Stockholder may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Selling

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Stockholder is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Selling Stockholder, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in
Section 8.1 above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

          8.3 In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any shares subject to this Section 8 or into which such shares thereby become convertible shall immediately be subject to this Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the shares subject to this Section 8.

          8.4 In the event that the Company's Common Stock is readily tradable on an established securities market when the Selling Stockholder desires to transfer shares, the Company shall have no Right of First Refusal, and the Selling Stockholder shall have no obligation to comply with the procedures prescribed by Sections 8.1 and 8.2 above.

SECTION 9.     Amendments and Termination.

          The Board of Directors may discontinue the Plan at any time and may amend it from time to time No amendment or discontinuation of the Plan shall adversely affect any Option previously granted without the option holder's written consent. Amendments may be made without stockholder approval except as required to satisfy the requirements of Section 422 of the Code, with respect to Incentive Stock Options, Section 162(m) of the Code, with respect to performance based compensation, or the rules and regulations of any stock exchange on which the shares of the Company's Common Stock are then currently traded or listed.

SECTION 10.    Change of Control.

          10.1 Unless otherwise specified by the Granting Authority in the Stock Option Agreement, in the event of a Change of Control (as defined below) all outstanding Stock Options granted under the Plan shall become fully exercisable.

          10.2 A "Change of Control" shall be deemed to occur on:

               (a) the date on which any "person" within the meaning of Section 13(d)(3) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Rules promulgated thereunder, other than Imperial Bank, Imperial

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     Bancorp, Inc., any affiliate or subsidiary thereof, acquires "beneficial ownership" within the meaning of Rule 13d-3 of the Exchange Act, directly or indirectly, of securities issued by the Company representing 35% or more of the total combined voting power of all classes of the Company's then-outstanding securities;

               (b) the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation where either: (i) the stockholders of the Company, immediately prior to the merger or consolidation, would not "beneficially own" within the meaning of Rule 13d-3 of the Exchange Act, immediately after the merger or consolidation, 50% or more of the total combined voting power of all classes of the Company's then-outstanding securities or (ii) where the members of the Company's Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Company's Board of Directors; or

               (c) the date of approval by the stockholders of the Company of an agreement providing for the sale or other disposition of 50% of the assets of the Company;

provided, however, in no event shall an underwritten initial public offering of the shares of the Company's Common Stock registered under the Securities Act of 1933, as amended, in which the gross proceeds to the Company exceed $30,000,000 constitute a "Change of Control."

SECTION 11.    Special Rules Applicable to Certain Stock Options.

          Prior to the date that the shares of the Company's Common Stock are listed or traded on a national securities exchange, any grant of a Stock Option under this Plan to a California resident shall comply with the requirements of
Section 25110 of the California Corporate Securities Law Code (the "Code") and the regulations promulgated thereunder (or any successor statutory or regulatory provisions), unless exempt therefrom pursuant to Section 25102 (or any successor provision) or any other exemptions provided in the Code, as amended from time to time.

SECTION 12.    General Provisions.

          12.1 Each Option under the Plan shall be subject to the requirement that, if at any time the Granting Authority shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Option with respect to the disposition of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Option or the issuance, purchase or delivery of Common Stock thereunder, such Option shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Granting Authority.

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          12.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any Option hereunder shall confer upon any employee of the Company any right to continued employment, and no Option shall confer upon any Outside Director any right to continued service as a director.

          12.3 Determinations by the Granting Authority under the Plan relating to the form, amount, and terms and conditions of Options need not be uniform, and may be made selectively among persons who receive or are eligible to receive Options under the Plan, whether or not such persons are similarly situated.

          12.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 13.    Effective Date of Plan.

          13.1 The provisions of the Plan became effective on August 24, 1999, the date that the Plan was adopted by the Company's Board of Directors and approved by its shareholders.

          13.2 No Stock Option may be granted under this Plan after August 24, 2009.

SECTION 14.    Governing Law.

          The Plan shall be construed, administered and enforced according to the laws of the State of California without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

SECTION 15.    Execution.

          Execution to record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                             U.S. AUDIOTEX CORPORATION

                                             By /s/ BRIAN NOCCO
                                                -------------------
                                                Name:  Brian Nocco
                                                Title: Director

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